UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 4, 2005

RAYTHEON COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13699	95-1778500
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

870 Winter Street Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 522-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendments to 2001 Stock Plan

On May 4, 2005, stockholders of Raytheon Company (the “Company”) approved amendments to the Company’s 2001 Stock Plan (the “2001 Plan”) to (i) increase the number of shares authorized for issuance under the 2001 Plan from 28 million to 34 million and (ii) to eliminate the cap of 5.6 million shares on the number of shares of restricted stock and restricted stock units that may be issued under the 2001 Plan. The 2001 Plan, as amended, was filed as Appendix C to the Company’s Proxy Statement dated March 24, 2005 and is attached hereto as Exhibit 10.1.

Amendments to 1997 Nonemployee Directors Restricted Stock Plan

Also on May 4, 2005, stockholders of the Company approved an amendment to the Company’s 1997 Nonemployee Directors Restricted Stock Plan (the “Nonemployee Directors Plan”) to (1) increase the number of shares authorized for issuance under the Nonemployee Directors Plan from 100,000 to 300,000 and (2) extend the term of the Nonemployee Directors Plan for an additional five years to November 2011. The Nonemployee Directors Plan, as amended, was filed as Appendix D to the Company’s Proxy Statement dated March 24, 2005 and is attached hereto as Exhibit 10.2.

Board of Directors Compensation

Also on May 4, 2005, the Board of Directors of the Company, upon the recommendation of the Management Development and Compensation Committee, approved a restricted stock award under the Nonemployee Directors Plan to each non-management director other than John H. Tilelli, Jr., who retired from the Board of Directors effective as of May 4, 2005. Each director was awarded 1,552 shares of restricted stock, representing partial payment of his or her annual retainer for service on the Board of Directors of the Company. The restrictions on each restricted stock award will lapse on the date of the 2006 Annual Stockholders Meeting. The form of Restricted Stock Award Agreement is attached hereto as Exhibit 10.3.

As more fully described in the Company’s Proxy Statement dated March 24, 2005, each non-management director receives an annual retainer of $100,000, consisting of $60,000 of restricted stock and $40,000 in cash. In addition, the chair of each Board committee (other than the Audit Committee) receives an additional annual cash retainer of $5,000. The chair of the Audit Committee receives an additional annual cash retainer of $10,000. Non-management directors receive $1,500 for attendance at each meeting of the Board and each committee meeting (other than telephonic meetings, for which the fee is $500). Directors may defer their annual retainers and fees pursuant to the Company’s Deferred Compensation Plan.

Lead Director Compensation

Also on May 4, 2005, the Board of Directors, upon the recommendation of the Management Development and Compensation Committee, approved a restricted stock award under the Nonemployee Directors Plan to Warren B. Rudman, the lead director of the Board of Directors. Mr. Rudman was awarded 931 shares of restricted stock, representing partial payment for his service as lead director. The restrictions on the restricted stock award will lapse on the date of the 2006 Annual Stockholders Meeting. As described more fully in the Company’s Proxy Statement dated March 24, 2005, the lead director receives an additional annual retainer of $60,000, consisting of $24,000 in cash and $36,000 in restricted stock.

Acceleration of Directors’ Restricted Stock Awards

Also on May 4, 2005, the Board of Directors, upon the recommendation of the Management Development and Compensation Committee, accelerated to May 4, 2005 the lapsing of restrictions on an aggregate of 43,360 shares of restricted stock issued to non-management directors in 2003 and 2004 in partial payment of each director’s annual retainer. Restrictions on directors’ restricted stock awards historically lapsed after three years, consistent with the three-year terms of directors under the Company’s prior classified board structure. At the Company’s Annual Meeting on May 4, 2005, stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to eliminate the classified board and provide for the annual election of all directors. In conjunction with this action by the stockholders, the Board (1) accelerated the lapsing of restrictions on these awards, and (2) approved the awards described above with a one-year restriction period, to coincide with the one-year term of office under the annual election system. Restrictions lapsed on the 2003 and 2004 annual awards for the following directors: Barbara M. Barrett; Ferdinand Colloredo-Mansfeld; John M. Deutch; Thomas E. Everhart; Frederic M. Poses; Warren B. Rudman; Michael C. Ruettgers; Ronald L. Skates; William R. Spivey; and John H. Tilelli – 3,960 shares each; and Linda G. Stuntz – 1,860 shares. Restrictions also lapsed on 1,900 shares of restricted stock issued to Warren B. Rudman in partial payment of his lead director retainer for 2003 and 2004.

Named Executive Officers Compensation

Also on May 4, 2005, the Board of Directors, upon the recommendation of the Management Development and Compensation Committee, approved salary increases and restricted stock awards under the 2001 Plan for the Chief Executive Officer and three of the four executive officers named in the Company’s Proxy Statement dated March 24, 2005 as set forth in the following table. No action was taken with respect to the fourth Named Executive Officer who is on administrative leave. The Named Executive Officers’ compensation was unanimously approved by the non-management directors.

Name and Position	2005 Salary (1)	Number of Shares of Restricted Stock (2)
William H. Swanson Chief Executive Officer	$1,200,000	75,000 shares
James E. Schuster Executive Vice President and CEO, Raytheon Aircraft Company	526,000	20,000 shares
Jay B. Stephens Senior Vice President and General Counsel	581,600	20,000 shares
Louise L. Francesconi Vice President and President, Missile Systems	453,700	18,000 shares

(1)	The 2005 salary increases are effective in May 2005.

(2)	The restricted stock awards, granted pursuant to the Company’s annual long-term incentive compensation program, are effective May 9, 2005 and vest one-third per year on each of the second, third and fourth anniversaries of the date of grant.

Executive Officer Compensation

Also on May 4, 2005, the Management Development and Compensation Committee approved an award, effective May 9, 2005, of 20,000 shares of restricted stock for Biggs C. Porter, Vice President and Controller of the Company and Acting Chief Financial Officer. The award will vest one-half per year on each of the first and second anniversaries of the date of grant. Mr. Porter was awarded the restricted shares in connection with the performance of additional duties in his role as Acting Chief Financial Officer of the Company. In addition, Mr. Porter received a restricted stock award of 4,500 shares pursuant to the Company’s annual long-term incentive compensation program.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On May 4, 2005, stockholders of the Company approved an amendment (the “Amendment”) to the Company’s Restated Certificate of Incorporation (1) to eliminate the classified board structure and provide for the annual election of all directors and (2) to provide for the removal, with or without cause, of any director by the holders of a majority of shares entitled to vote at the election of directors, each as more fully described in the Company’s Proxy Statement dated March 24, 2005. The Amendment is attached hereto as Exhibit 3.1. The Amendment was filed with the Secretary of State of the State of Delaware on May 5, 2005 and was effective upon filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 3.1	Certificate of Amendment of Restated Certificate of Incorporation of Raytheon Company

Exhibit 10.1	Raytheon Company 2001 Stock Plan, as amended

Exhibit 10.2	Raytheon Company 1997 Nonemployee Directors Restricted Stock Plan, as amended

Exhibit 10.3	Form of Raytheon Company Restricted Stock Award Agreement under the 1997 Nonemployee Directors Restricted Stock Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2005

RAYTHEON COMPANY

By:	/S/ JAY B. STEPHENS
Jay B. Stephens Senior Vice President and General Counsel